UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   October 29, 2004

HF FINANCIAL CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19972	46-0418532
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 South Main Avenue, Sioux Falls, SD, 57104
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (605) 333-7556

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On or about October 15, 2004, HF Financial Corp. (the “Company”) filed its Definitive Proxy Statement (the “Proxy Statement”) for its Annual Meeting of Stockholders to be held November 17, 2004.  The information included in the Summary Compensation Table on page 9 of the Proxy Statement under “Long-Term Compensation Awards—Restricted Stock Award(s)” for the Named Executive Officers represented the number of shares of restricted stock granted to each Named Executive Officer in each of 2004, 2003 and 2002, rather than the dollar value of the shares of restricted stock granted to each Named Executive Officer in each of 2004, 2003 and 2002.  The corrected Summary Compensation is set forth below.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation paid by the Bank, the primary operating entity of the Corporation, for services in all capacities rendered during the three fiscal years ended June 30, 2004, 2003 and 2002 to its Chairman and Chief Executive Officer, Former Executive Vice President and Chief Operations Officer, Executive Vice President, Chief Financial Officer and Treasurer, Senior Vice President and Trust Officer, Senior Vice President/Business Banking and Vice President/Mid America Capital Services, Inc.  These officers are collectively referred to in this Proxy Statement as the “Named Executive Officers.”  The officers of the Corporation do not receive any cash compensation from the Corporation for their services performed in their capacities as officers of the Corporation.

Annual Compensation								Long Term Compensation Awards
Name and Principal Position	Year	Salary		Bonus		Other Annual Compensation		Restricted Stock Awards(9)		Securities Underlying Options/ SARs		All Other Compensation
		($)		($)		($)		($)		(#)		($)

Curtis L. Hage,	2004	$274,825		$38,750		$-0	-	$93,761		5,777		$15,886	(2)
Chairman and	2003	$250,000		$86,979		$-0	-	$45,178		12,425		$28,744	(2)
Chief Executive Officer	2002	$240,987		$11,733		$297	(1)	$42,532		11,232		$18,192	(2)
Jack P. Hearst	2004	$142,800		$-0	-	$-0	-	$52,504		3,235		$-0	-
Former Executive Vice	2003	$140,000		$48,708		$-0	-	$27,042		6,039		$8,757	(3)
President and Chief Operations Officer	2002	$129,000		$6,005		$-0	-	$8,918		3,080		$10,303	(3)
Darrel L. Posegate	2004	$143,000		$19,375		$-0	-	$48,122		2,965		$11,135	(5)
Executive Vice President,	2003	$128,333		$44,649		$-0	-	$23,288		1,963		$7,917	(5)
Chief Financial Officer and Treasurer	2002	$57,131	(4)	$8,782		$-0	-	$-0	-	-0	-	$3,043	(5)
Mark S. Sivertson	2004	$120,000		$9,375		$-0	-	$29,133		1,795		$8,778	(6)
Senior Vice President and	2003	$116,550		$24,330		$-0	-	$23,874		3,817		$7,370	(6)
Trust Officer	2002	$111,048		$4,999		$-0	-	$13,314		3,517		$13,880	(6)
David A. Brown	2004	$115,000		$9,375		$-0	-	$27,283		1,681		$8,376	(7)
Senior Vice President/	2003	$109,200		$22,796		$-0	-	$23,002		3,577		$6,805	(7)
Business Banking	2002	$104,053		$4,394		$-0	-	$12,178		3,218		$9,612	(7)
Greggory R. Jontz	2004	$115,000		$3,445		$-0	-	$-0	-	1,745		$7,377	(8)
Vice President/Mid America	2003	$113,333		$5,842		$-0	-	$-0	-	2,291		$6,855	(8)
Capital Services, Inc.	2002	$100,000		$1,285		$-0	-	$-0	-	-0	-	$4,866	(8)

(1) Represents preferential interest earnings on behalf of Mr. Hage related to the Deferred Compensation Plan in excess of 120% of the applicable federal long-term rate.

(2) Includes contributions by the Corporation to the Pension Plan on behalf of Mr. Hage in 2004, 2003 and 2002 of $11,468, $11,540 and, $9,334, respectively.  Includes contributions by the Corporation to the ESOP on behalf of Mr. Hage in 2004, 2003 and 2002 of $707, $535 and $169, respectively.  Includes a payment by the Bank of $8,689 in 2002 for the purchase of accrued personal time off (“PTO”) hours.  Includes a contribution to the Excess Pension Plan by the Corporation on behalf of Mr. Hage in 2004 and 2003 of $3,711 and $16,669, respectively.

(3) Includes contributions by the Corporation to the Pension Plan on behalf of Mr. Hearst in 2003 and 2002 of $8,369 and $6,777, respectively.  Includes contributions by the Corporation to the ESOP on behalf of Mr. Hearst in 2003 and 2002 of $388 and $144, respectively.  Includes a payment by the Bank of $3,382 in 2002 for the purchase of accrued PTO hours.  Mr. Hearst’s employment with the Corporation and responsibilities as an officer of the Corporation ended on May 31, 2004.

(4) Mr. Posegate employment with the Corporation began on January 8, 2002.

(5) Includes contributions by the Corporation to the Pension Plan on behalf of Mr. Posegate in 2004, 2003 and 2002 of $10,472, $7,566, and $2,980, respectively.  Includes contributions by the Corporation to the ESOP on behalf of Mr. Posegate in 2004 and 2003 of $663 and $351, respectively.  Includes a payment by the Bank for housing expenditures of $63 in 2002.

(6) Includes contributions by the Corporation to the Pension Plan on behalf of Mr. Sivertson in 2004, 2003 and 2002 of $8,268, $6,992 and $6,380, respectively.  Includes contributions by the Corporation to the ESOP on behalf of Mr. Sivertson in 2004, 2003 and 2002 of $510, $378 and $136, respectively.  Includes a payment by the Bank of $7,364 in 2002 for the purchase of accrued PTO hours.

(7) Includes contributions by the Corporation to the Pension Plan on behalf of Mr. Brown in 2004, 2003 and 2002 of $7,889, $6,503 and $5,740, respectively.  Includes contributions by the Corporation to the ESOP on behalf of Mr. Brown in 2004, 2003 and 2002 of $487, $302 and $122, respectively.  Includes a payment by the Bank of $3,750 in 2002 for the purchase of accrued PTO hours.

(8) Includes contributions by the Corporation to the Pension Plan on behalf of Mr. Jontz in 2004, 2003 and 2002 of $6,948, $6,551 and $4,764, respectively.  Includes contributions by the Corporation to the ESOP on behalf of Mr. Jontz in 2004, 2003 and 2002 of $429, $304 and $102, respectively.

(9) Represents restricted stock awards of the following number of shares of Common Stock granted under the 1991 Plan and 2002 Plan multiplied by the closing price of the Common Stock as reported on the NASDAQ National Market System on the grant dates.  The aggregate restricted stock holdings, by number and value (as determined by multiplying the aggregate number of restricted stock holdings by the closing price of the Common Stock as reported on the NASDAQ National Market System on June 30, 2004) as of June 30, 2004, the end of the Company’s last completed fiscal year, were as follows:  Mr. Hage—13,662 shares having a value of $209,712, Mr. Hearst—0 shares having a value of $0 (in connection with the termination of Mr. Hearst’s employment with the Corporation on May 31, 2004, the restrictions were lifted from 681 shares of restricted stock and 5,335 shares of restricted stock were forfeited), Mr. Posegate—5,228 shares having a value of $80,250, Mr. Sivertson—4,991 shares having a value of $76,612, Mr. Brown—4,963 shares having a value of $76,182, and Mr. Jontz—458 shares having a value of $7,030.  Certain of the restricted stock granted to the Named Executive Officers in fiscal 2004, 2003 and 2002 (which grants were made in September of each of 2003, 2002 and 2001), is subject to performance-based conditions on vesting.  Following the end of the fiscal year, and upon the acceptance of the Corporation’s audit financial statements by the Audit Committee, if certain performance criteria have been met 25% of the restricted stock granted in September of that fiscal year will immediately vest.  In each of fiscal 2004, 2003 and 2002, performance criteria were met, resulting in immediate vesting of 25% of the restricted stock granted in each of fiscal 2004, 2003 and 2002.  The remaining 75% of the restricted stock will vest as follows:  33% of the remaining 75% will vest in each of three, four and five years, respectively, from the original date of grant.  Dividends will be paid by the Company on restricted stock granted to the Named Executive Officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF FINANCIAL CORP.

Date:	October 29, 2004	by	/s/ Curtis L. Hage
Curtis L. Hage, Chairman, President And Chief Executive Officer
(Duly Authorized Officer)

Date:	October 29, 2004	by	/s/ Darrel L. Posegate
Darrel L. Posegate, Executive Vice President And Chief Financial Officer
(Principal Financial and Accounting Officer)